Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Infrastructure Materials Corp. (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended December 31, 2015 (the “Form 10-Q”) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 15, 2016

By:/s/Mason Douglas
Mason Douglas
Chief Executive Officer
Infrastructure Materials Corp.

Dated: February 15, 2016

By:/s/Rakesh Malhotra
Rakesh Malhotra
Chief Financial Officer
Infrastructure Materials Corp.

A signed original of this written statement required by Section 906 has been provided to Infrastructure Material Corp. and will be retained by Infrastructure Materials Corp. and furnished to the Securities and Exchange Commission or its staff upon request.